UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ZSPACE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On October 15, 2025 For Stockholders of record as of August 21, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ZSPC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved zSpace, Inc. Annual Meeting of Stockholders Wednesday, October 15, 2025 9:00 AM, Pacific Time 55 Nicholson Lane, San Jose, California 95134 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ZSPC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before October 3, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. Election of our Board of Director's (the "Board") four nominees for Class I directors of the Board to serve until the next annual meeting of stockholders and until their successors are elected. 1.01 Joanna Morris 1.02 Abhay Pande 1.03 Angela Prince 1.04 Jane Swift 2. Ratification of the selection by the Audit Committee of our Board of UHY LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. 3. Approval of the issuance of shares of our common stock in connection with the Convertible Promissory Note, dated April 11, 2025, issued by zSpace to an institutional investor, as required by Nasdaq Listing Rule 5635(d). 4. Approval of the issuance of shares of our common stock in connection with the Common Stock Purchase Agreement, dated July 7, 2025, by and between zSpace and an institutional investor, as required by Nasdaq Listing Rule 5635(d). 5. Approval of an amendment to our Amended and Restated Certificate of Incorporation to allow for stockholder action by written consent. 6. Approval of the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals. 7. Such other related matters and business as may properly come before the annual meeting or any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 zSpace, Inc. Annual Meeting of Stockholders